Annual Report
INTERNATIONAL DISCOVERY FUND
OCTOBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
-----------------
INTERNATIONAL DISCOVERY FUND
----------------------------
o International growth stocks suffered through a difficult period, plagued by weak economic data and investors' risk aversion.
o Your fund fell along with the markets over the past six months, slightly lagging its benchmark indices but outperforming its Lipper peer group.
o Valuations for growth and value stocks have become more balanced, and we were able to buy quality companies at attractive prices.
o While we do not anticipate a quick return to the heady days of the late 1990s, we believe that at today's valuations, small and medium-sized growth stocks should offer reasonable returns going forward.

REPORTS ON THE WEB
     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice com for more information.

FELLOW SHAREHOLDERS
-------------------
     International equity markets endured a tumultuous six-month period, with all major indices ending deeply in negative territory, despite rallies in August and October. Economic growth and inflation expectations declined, and bonds outperformed equities. Although interest rates declined, corporate bond spreads widened, indicating investors' increasing risk aversion. The U.S. dollar weakened, which hurt exporting companies, and business investment spending was very weak, particularly in software and services. International small-caps as a group outperformed for nine months until mid-July, but underperformed thereafter. The rally in October was far more muted in small-caps than it was in mainstream international equities.

PERFORMANCE COMPARISON
Periods Ended 10/31/02              6 Months            12 Months
----------------------              --------            ---------
International Discovery Fund        -18.10%               -20.44%
MSCI EAFE Small Cap Index*          -17.45                 -9.32
Salomon Non-U.S.
Extended Market Index               -16.04                 -5.58
Lipper International
Small-Cap Funds Average             -19.14                 -9.32
*  Principal Return Only

     Your fund slightly lagged the international small-cap indices but was ahead of its Lipper peer group average over the six months ended October 31, 2002, as shown in the table. The positive effects of our regional allocation--we overweighted the Pacific ex-Japan and underweighted Europe were offset by negative stock selection in some areas. Stock selection was weakest in Japan and Switzerland and strongest in India, Finland, and Denmark.

     It was at the sector level that the greatest differentiation occurred and therefore the greatest scope to add or subtract value. Interest rate-sensitive stocks such as banks and real estate and defensive sectors, especially consumer durables, food, and beverage and tobacco, were the leaders. Economically sensitive software and services, technology hardware, and commercial services lagged, as did insurers, who were hurt by declining values in their investment portfolios.

     Stock selection within respective sectors was positive, but sector weightings--primarily overweighting technology and services and underweighting interest rate-sensitive and defensive sectors--detracted from fund performance. A poor first six months of the fund's fiscal year meant that 12-month performance trailed both the benchmark and the Lipper peer group. In our last report we alluded to the stylistic difficulties--namely a significant rotation into value stocks and out of growth stocks--hampering performance. Growth underperformed again during the period under review, but the rate of underperformance abated, and the process of normalization of valuations has, we believe, run its course. As a result, we are now able to buy quality growth companies at comparable valuations to stocks at the value end of the spectrum.

PORTFOLIO AND MARKET REVIEW
     Our investment style and philosophy remain consistent. Investment decisions at the company level remain the primary determinant for inclusion in the portfolio. We seek companies that can generate consistently high returns on equity and that invest surplus cash flows back into growing businesses. We also believe that greater-than-average knowledge and understanding of our companies enable us to exploit the volatility and pricing inefficiencies that are characteristic of the asset class.

INDUSTRY DIVERSIFICATION                                 Percent of Net Assets
                                                        4/30/02         10/31/02
                                                        -------         --------
Consumer Discretionary                                    21.5%            23.6%
Financials                                                15.9             17.2
Information Technology                                    15.1             15.3
Health Care                                               15.4             13.1
Industrials and Business Services                         15.4             10.6
Consumer Staples                                           7.5              7.9
Telecommunication Services                                 2.0              3.3
Materials                                                  2.2              2.2
Energy                                                       -              0.6
Utilities                                                    -                -
Reserves                                                   5.0              6.2
Total                                                    100.0%           100.0%

     The fund's European weighting went down and the Far East weighting went up over the past six months, largely as a result of relative performance. No active asset allocation decisions were made. The Japanese weighting stayed roughly the same over the period, although within Japan there was significant portfolio activity. Performance was strongest in consumer discretionary and financials, and thus weightings in those areas have nudged up. The fund's exposure to information technology was consistent at 15%, brought up by buying late in the period. We reduced our weightings in industrial and business services and health care.

REGIONAL RESULTS
Japan

     Japanese small-caps outperformed Japanese large-caps, according to MSCI indices. A weakening global macroeconomic picture and an appreciating yen meant that exporters declined by more than domestic companies. Small-caps tend to be the best way to play the domestic Japanese economy, but a decelerating economy is never a good backdrop for small companies, and a decelerating economy is precisely what we got. This sense of deja vu about the economy, as well as the market's (and our) disappointment at the lack of a political solution to the problem of bad debts in the banking system, makes us disinclined to become more positive about Japan.

     The best returns were in the domestic and defensive areas of the market. Portfolio performance was hindered by our exposure to tech cyclicals such as MEGACHIPS semiconductors), MATSUI SECURITIES (online retail brokerage), and CELARTEM TECHNOLOGY (application software). Our strongest performer in Japan during the period was YAKULT HONSHA, a producer of branded dairy-based health drinks. The business is exceptionally cash-generative, allowing Yakult to build up a proprietary drugs business on the back of this cash flow stream. One of its drugs has performed very well and is backed by a promising pipeline.

     Purchases that reflect our thinking on profitable domestic franchises include RINNAI, a maker of high-end domestic boilers, and YAMADA DENKI, Japan's most profitable specialty retailer of electrical goods, which we expect to be a key consolidator in the industry. Major sales included WATAMI FOODS (restaurants) and ROUND ONE (leisure/bowling alleys), which we sold as their prices appreciated.

EUROPE
     To say that it was a bad period for European small-caps would be an understatement. The calendar third quarter was notable for the worst quarterly stock returns since 1987. Small-caps underperformed large-caps in Finland, France, the Netherlands, Norway, Switzerland, and the U.K., and outperformed in Ireland, Spain, and Sweden. The economic cycle did the damage with declining earnings expectations and deteriorating credit conditions. The market took flight from balance sheet (leverage) risk and from future--as opposed to near-term--earnings. "Visibility" became the watchword; bond proxies and ultra-defensive stocks--food and tobacco--were the only game in town. The situation was compounded by a weakening dollar and major asset allocation shifts away from equities by European insurance companies as they struggled to meet solvency requirements.

     The core of the portfolio remains intact and, by and large, performed well. Consumer growth names such as RAPALA VMC fishing tackle, Finland), ZAPF CREATION (toys, Germany), EIDOS (computer games software, U.K.), and PUMA (branded goods, Germany) all performed well, as did specialty finance groups ICAP (previously Garban) and DEUTSCHE BOERSE. Children's entertainment group GULLANE (U.K.) was taken over by rival HIT ENTERTAINMENT (U.K.) at a premium. Specialty pharmaceutical group Galen (U.K.) went down due to a negative surprise from a study on hormone replacement therapy as it has a drug in this area. Operationally, however, the group goes from strength to strength. We received a significant boost when a U.S. court ruled that SCHWARZ PHARMA'S Omeprazole--a generic form of the world's largest-selling drug, Prilosec--did not infringe AstraZeneca's patents. Thus, it is able to access one of the largest markets in the world.

     Most value was subtracted from your portfolio by underestimating the extent to which corporate expenditures particularly IT spending--would slow down. In the second and third quarters of 2002, enterprise software license deals almost stopped, and smaller software vendors were most affected. Some of our names saw marked and unanticipated slowdowns in their businesses, including TEMENOS GROUP Switzerland), EYRETEL (U.K.), and ORC SOFTWARE (Sweden), while FJA (Germany) suffered by association, although it saw no slowdown of its own.

     New consumer names were added during the period: PARMALAT FINANZ (consumer staples, Italy), BARON DE LEY (wineries, Spain), MELEXIS (semi-conductors, Belgium), and JD WETHERSPOON (restaurants and bars, U.K.). In the insurance sector, we believe that 2003 will be a very strong year in reinsurance and non-life. To that end, we bought reinsurers HISCOX (U.K.) and CONVERIUM HOLDING (Switzerland).

MARKET PERFORMANCE

Six Months                              Local       Local Currency          U.S.
Ended 10/31/02                       Currency     vs. U.S. Dollars       Dollars
Australia                              -7.41%                3.36%        -4.30%
Brazil                                 -9.28               -34.91        -40.95
France                                -27.47                 9.90        -20.29
Germany                               -36.68                 9.90        -30.41
Hong Kong                             -20.95                    -        -20.95
India                                 -10.50                 1.22         -9.41
Japan                                 -21.31                 4.81        -17.53
Mexico                                -18.96                -7.64        -25.15
Netherlands                           -30.63                 9.90        -23.76
Sweden                                -29.76                12.15        -21.22
United Kingdom                        -21.70                 7.35        -15.94
Source: RIMES Online, using MSCI indices.

     Valuations have at times been extreme over the last six months. In some markets we can now buy companies where the balance sheet is intact and dividend yields greatly exceed the yield on government bonds. In other words, the long-run relationship between dividend yields and bond yields--the equity risk premium--has been restored.

REST OF THE WORLD
     Despite selling off in September and October, our strategic bet to overweight the Pacific ex-Japan has paid off. Our macroeconomic thinking is that robust consumer spending in some economies can sustain economic growth even in the face of weakening export markets. This was certainly true of India (4.5% of fund assets) and Thailand (2.5%), which were relatively defensive markets. The Australian (3.4%) economy continued to grow strongly, while Taiwan (2.1%) and South Korea (4.4%) were more volatile, owing to their greater exposure to global business cycles, particularly technology demand.

     We added to existing positions in South Korea and originated a position in KOREA ELECTRIC TERMINAL, a manufacturer of connectors for automobile, home appliance, and telecommunications devices, and NC SOFT, the makers of Lineage, an online computer game widely played in South Korea. In Taiwan, we have done well by avoiding the many tech names. The positions we added--NIEN MADE ENTERPRISE in the first half of the fiscal year and TEST RITE INTERNATIONAL in the second--are both manufacturers that have been transferring capacity to mainland China. The Hong Kong (4.1%) economy remained mired in property price deflation, and unemployment rose to a record high 7%. Neither provides a helpful backdrop, and small-cap stocks in Hong Kong weakened.

     The leading stock in the region was FISHER & Paykel Healthcare (New Zealand), a medical devices business that specializes in a treatment for sleep apnea. We are confident this business can grow at 15%. The stock appreciated by 40% over the period.

     We initiated a position in BHARTI TELE-VENTURES, India's largest private telecommunications company. Penetration of cellular services in India is currently less than 1%, much lower than in comparable markets--penetration in China stands at 17%, for example. We believe Bharti's superior management team will be able to achieve several years of rapid growth in profits.

INVESTMENT OUTLOOK
     We look forward to the future with guarded optimism. Surely developed world equity markets cannot go down for four years in a row. Or can they? Surely smallish businesses that grow year in and year out in spite of, but not immune to, economic cycles will be recognized by the market and assigned a fair value. Or will they? Just as 1999 proved to be the last and most powerful leg of the bull market, 2002 feels like the last--and most destructive--downward leg. We are not buying small-caps in anticipation that they will return to the heady valuations of the late 1990s, but we do believe that a diversified portfolio of small and medium sized growth stocks, carefully nurtured and at, by now, very sensible valuations, is an attractive proposition. There have been times in the last six months when valuations have gone to extremes. It is the knowledge of individual companies and of the asset class in general that gives us confidence to seize the opportunity to trade around the volatility and valuation extremes that characterize international small-caps. That knowledge and confidence comes through diligence, and to that end we undertook another comprehensive round of management interviews. With only 6% of net assets in cash, your fund is very close to being fully invested.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.
November 22, 2002

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                          Percent of
                                                                      Net Assets
                                                                        10/31/02
                                                                        --------
Rapala VMC, Finland                                                         2.4%
Tomen Electronics, Japan                                                    2.0
Yakult Honsha, Japan                                                        1.9
Eidos, United Kingdom                                                       1.9
Galen, United Kingdom                                                       1.8
Corporacion Mapfre, Spain                                                   1.8
Zapf Creation, Germany                                                      1.7
ICICI Bank, India                                                           1.5
Ito, Japan                                                                  1.5
HDFC Bank, India                                                            1.4
Kensington Group, United Kingdom                                            1.4
Icon, Ireland                                                               1.3
Iberia Lineas Aereas de Espana, Spain                                       1.3
Nissin Kogyo, Japan                                                         1.3
New Skies Satellites, Netherlands                                           1.2
Radiometer, Denmark                                                         1.2
Yamada Denki, Japan                                                         1.2
Nidec, Japan                                                                1.2
World Company, Japan                                                        1.2
GFK, Germany                                                                1.1
Fisher & Paykel Healthcare, New Zealand                                     1.1
Schwarz Pharma, Germany                                                     1.1
Trend Micro, Japan                                                          1.0
Partner Communications, Israel                                              1.0
Neopost, France                                                             1.0
Total                                                                      35.5%

Note: Table excludes investments in the T. Rowe Price
Reserve Investment Fund.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graphic in the printed material.

                    SALOMON NON-U.S
                 EXTENDED MARKET INDEX     INTERNATIONAL DISCOVERY FUND
                 ---------------------     ----------------------------
10/31/92                10000                        10000
10/31/93                13666                        13697
10/31/94                15215                        15022
10/31/95                14500                        13061
10/31/96                16356                        14576
10/31/97                15826                        14823
10/31/98                15689                        14023
10/31/99                18573                        25537
10/31/00                18373                        35770
10/31/01                14892                        24360
10/31/02                14060                        19382

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/02              1 Year      3 Years     5 Years     10 Years
----------------------              ------      -------     -------     --------
International Discovery Fund       -20.44%       -8.78%       5.51%        6.84%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------
For a share outstanding throughout each period Financial Highlights

                                Year
                               Ended
                            10/31/02   10/31/01   10/31/00   10/31/99   10/31/98
                            --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of period          $19.28     $34.52     $26.75     $14.99     $16.11
Investment activities
 Net investment income
 loss)                         0.01       0.06       0.06      (0.03)      0.05
 Net realized and
 unrealized gain loss)        (3.95)     (9.49)     10.39      12.09      (0.92)
 Total from
 investment activities        (3.94)     (9.43)     10.45      12.06      (0.87)

Distributions
 Net investment income             -          -          -     (0.01)          -
 Net realized gain                 -     (5.83)     (2.81)     (0.30)     (0.25)
 Total distributions               -     (5.83)     (2.81)     (0.31)     (0.25)
 Redemption fees added
 to paid-in-capital                -      0.02       0.13       0.01           -

NET ASSET VALUE
End of period                $15.34     $19.28     $34.52     $26.75     $14.99

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^               (20.44)%   (31.90)%     40.07%     82.11%    (5.40)%
Ratio of total expenses to
average net assets            1.44%      1.38%       1.27%      1.42%     1.47%
Ratio of net investment
income (loss) to average
net assets                     0.06%      0.25%      0.15%    (0.17)%      0.25%
Portfolio turnover rate       93.9%      59.1%      81.0%     98.2%        34.2%
Net assets, end of period
(in thousands)              $359,514 . $500,403   $905,387   $381,462   $189,001

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                 October 31, 2002

PORTFOLIO OF INVESTMENTS                              Shares          Value
                                                               In thousands

AUSTRALIA  3.4%
Common Stocks  3.4%
Circadian Technologies *                            1,259,655   $     1,014
LifeCare Health *                                  23,157,200           951
Lihir Gold *                                        1,907,000         1,153
Metcash Tradingss.                                  1,905,400         2,231
Simsmetal Limitedss.                                  419,000         1,663
Transfield Services                                 1,853,000         2,776
United Group                                        1,676,000         2,400
Total Australia (Cost $14,871)                                       12,188
-------------------------------------------------------------------------------
AUSTRIA  0.5%
Common Stocks  0.5%
OMV                                                    19,100         1,848
Total Austria (Cost $1,836)                                           1,848
-------------------------------------------------------------------------------
BELGIUM  0.6%
Common Stocks  0.6%
Melexis                                               368,787         2,300
Total Belgium (Cost $2,441)                                           2,300
-------------------------------------------------------------------------------
DENMARK  1.2%
Common Stocks  1.2%
Radiometer                                            116,100         4,459
Total Denmark (Cost $3,074)                                           4,459
-------------------------------------------------------------------------------
FINLAND  2.8%
Common Stocks  2.8%
Instrumentarium                                        70,150         1,733
Rapala VMCss.+                                       2,137,960         8,452
Total Finland (Cost $11,159)                                         10,185
-------------------------------------------------------------------------------
FRANCE  3.5%
Common Stocks  3.5%
Boiron                                                 33,000         2,381
Cegedim                                                68,000         1,712

Infogrames Entertainment                              267,300   $       726
Ipsosss.                                               33,627         1,928
Neopost *ss.                                          107,483         3,739
Sabate Diosos *ss.                                    199,700           689
Ubiqus *+                                             417,780         1,425
Total France (Cost $20,985)                                          12,600
-------------------------------------------------------------------------------
GERMANY  8.7%
Common Stocks  8.5%
AWD Holdings                                           43,126           611
Boewe Systec                                           67,390         1,232
Deutsche Boerse                                        59,700         2,149
Evotec OAI *ss.                                       739,304         1,681
FJA                                                    71,240         1,848
GFK                                                   290,423         4,113
Medion                                                 84,917         3,290
MPC Muenchmeyer Petersen Capital                      153,392         1,910
Pumass.                                                53,700         3,476
Schwarz Pharmass.                                     206,052         3,940
Zapf Creation                                         299,272         6,247
                                                                     30,497
-------------------------------------------------------------------------------
Preferred Stocks  0.2%
Rhon-Klinikum                                          22,107           787
                                                                        787
-------------------------------------------------------------------------------
Total Germany (Cost $38,236)                                         31,284
-------------------------------------------------------------------------------
HONG KONG  4.1%
Common Stocks  4.1%
Asia Aluminum Holdings                             18,404,000         1,487
China Insurance                                       974,000           465
China Pharmaceutical                                4,078,000           617
Esprit                                                842,889         1,416
Extrawell Pharmaceutical Holdings *                19,060,000           472
Giordano International                              4,024,000         1,535
Global Bio-chem Technology                          7,414,000         1,606
Hung Hing Printing Group                            2,216,000         1,449
Kingboard Chemical                                  1,944,000         1,147

Shun Tak Holdings                                   7,144,000   $     1,136
Techtronic Industriesss.                            2,892,000         2,206
Varitronix                                          2,056,000         1,133
Total Hong Kong (Cost $14,680)                                       14,669
-------------------------------------------------------------------------------
INDIA  4.5%
Common Stocks  4.5%
Bharti Tele-Ventures *                              2,084,000         1,142
HDFC Bank                                           1,183,000         4,659
HDFC Bank ADR (USD)ss.                                 38,000           503
I-Flex Solutions 144A *                                91,100         1,159
ICICI Bank (Ordinary shares)                        1,386,008         3,871
ICICI Bank ADR (USD)ss.                               263,200         1,619
Infosys Technologies                                   19,500         1,525
Moser-Baer                                            200,000           653
Wipro                                                  42,200         1,190
Total India (Cost $21,326)                                           16,321
-------------------------------------------------------------------------------
IRELAND  1.9%
Common Stocks  1.9%
Icon ADR (USD) *ss.                                   192,070         4,802
United Drug                                           168,100         1,993
Total Ireland (Cost $5,631)                                           6,795
-------------------------------------------------------------------------------
ISRAEL  1.1%
Common Stocks  1.1%
Partner Communications ADR (USD) *                    961,336         3,768
Total Israel (Cost $17,557)                                           3,768
-------------------------------------------------------------------------------
ITALY  1.3%
Common Stocks  1.3%
ERG                                                   103,332           387
Impregilo *                                         4,289,600         1,653
Parmalat Finanzss.                                    985,100         2,746
Total Italy (Cost $5,463)                                             4,786
-------------------------------------------------------------------------------

JAPAN  17.8%
Common Stocks  17.8%
Celartem Technology *ss.                                  560   $     3,430
Hokuto                                                 65,800         1,139
Itoss.                                                172,000         5,464
Matsui Securitiesss.                                  439,700         2,811
Megachipsss.                                          152,500         1,584
Net One Systems                                           112           422
Nidec                                                  72,300         4,382
Nippon Jogesuido Sekkei *                                 160           292
Nissho Electronics                                    178,000         1,405
Nissin Kogyoss.                                       200,000         4,586
NS Solutions 144A *ss.                                 66,300         2,765
Rinnai                                                155,100         3,405
Tomen Electronics                                     320,000         7,338
Toyo Corporationss.                                   250,000         2,405
Toys "R" Us-Japanss.                                  231,300         2,883
Trend Micro *ss.                                      165,500         3,775
World Company                                         200,000         4,276
Yakult Honshass.                                      578,000         7,010
Yamada Denkiss.                                        60,000         1,476
Yamada Denki (Bonus shares) *ss.                      120,000         2,952
Total Japan (Cost $77,792)                                           63,800
-------------------------------------------------------------------------------
MALAYSIA  4.2%
Common Stocks  4.0%
AMMB Holdings                                       1,399,000         1,576
Arab Malaysian *                                    3,747,000         1,075
Berjaya Sports Toto                                   626,000           560
Gamuda Berhad                                         848,000         1,272
Genting Berhad                                        429,000         1,490
Hong Leong Bank                                     1,915,000         2,469
Magnum                                              3,139,000         1,974
Resorts World                                         749,000         1,774
Road Builder                                          717,000           664
SP Setia                                            2,477,999         1,579
                                                                     14,433
-------------------------------------------------------------------------------
Convertible Preferred Stocks  0.2%

Berjaya Sports Toto (Irredeemable Conv.
     Unsec. Loan Stock) *                             845,100   $       636
                                                                        636
-------------------------------------------------------------------------------
Total Malaysia (Cost $15,113)                                        15,069
-------------------------------------------------------------------------------
NETHERLANDS  3.3%
Common Stocks  3.3%
Crucell *ss.                                          565,313         1,676
Euronext *                                             54,200         1,077
New Skies Satellites *                              1,138,442         4,489
SNT Group *                                           176,408         2,441
Teleplan *                                            428,500         2,117
Total Netherlands (Cost $23,665)                                     11,800
-------------------------------------------------------------------------------
NEW ZEALAND  1.1%
Common Stocks  1.1%
Fisher & Paykel Healthcare                            729,304         3,969
Total New Zealand (Cost $2,374)                                       3,969
-------------------------------------------------------------------------------
SINGAPORE  1.1%
Common Stocks  1.1%
Keppel                                                958,000         2,386
SIA Engineering                                     1,454,000         1,514
Total Singapore (Cost $3,410)                                         3,900
-------------------------------------------------------------------------------
SOUTH KOREA  4.4%
Common Stocks  4.4%
Daelim Industrial                                      93,000         1,056
KECss.                                                 45,950         1,446
Kook Soon Dang                                         90,060         2,061
Korea Electric Terminal                               186,300         2,345
Lotte Chilsung Beverage                                 3,810         1,819
Lotte Confectionery                                     4,400         1,751
NCsoft *ss.                                            24,010         2,110
Pacific Corporation                                    16,130         1,621
Seoul Securitiesss.                                   442,000         1,599
Total South Korea (Cost $18,723)                                     15,808
-------------------------------------------------------------------------------

SPAIN  3.9%
Common Stocks  3.9%
Baron de Ley *                                         99,455   $     2,654
Corporacion Mapfre                                    973,391         6,571
Iberia Lineas Aereas de Espanass.                   2,759,300         4,772
Total Spain (Cost $12,792)                                           13,997
-------------------------------------------------------------------------------
SWEDEN  2.5%
Common Stocks  2.5%
Bergman & Beving                                      388,200         1,733
Lagercrantz, Class B                                   88,746           155
ORC Softwaress.                                       130,800         1,139
Perbio Science *ss.                                   145,440         1,686
Semcon *                                              810,074         1,420
SSAB Svenskt Stal, Series Ass.                        177,100         1,793
Telecass.                                             298,400         1,026
Total Sweden (Cost $13,522)                                           8,952
-------------------------------------------------------------------------------
SWITZERLAND  2.3%
Common Stocks  2.3%
Actelion *                                             97,930         3,739
Converium Holding *                                    47,300         1,905
Kaba                                                   12,273         1,990
TEMENOS Group *ss.                                    696,859           730
Total Switzerland (Cost $12,615)                                      8,364
-------------------------------------------------------------------------------
TAIWAN  2.1%
Common Stocks  2.1%
Gemtek Technology                                     552,000         1,527
Nien Made Enterprise                                1,350,720         2,277
Test Rite International                             2,731,200         2,015
Wan Hai Lines                                       2,290,000         1,650
Total Taiwan (Cost $6,618)                                            7,469
-------------------------------------------------------------------------------

THAILAND  2.5%
Common Stocks  2.5%
Bangkok Bank (Local shares) *                       2,391,000   $     2,843
Siam Commercial Bank (Local Shares) *               5,178,000         3,168
Thai Farmers Bank (Local Shares) *                  5,106,000         3,124
Total Thailand (Cost $8,742)                                          9,135
-------------------------------------------------------------------------------
UNITED KINGDOM  15.0%
Common Stocks  15.0%
Acambis *                                             586,700         2,339
Arena Leisure *                                     5,631,956         2,333
Cambridge Antibody *                                   75,600           733
Eidos *                                             3,836,753         6,898
Eyretel *                                           3,367,022           500
Friends Ivory & Sime                                  616,800         1,991
Galen                                               1,068,036         6,579
Hiscox                                                567,600         1,074
Hiscox *                                              565,200         1,069
Hit Entertainment                                     241,154           918
ICAP                                                  251,300         3,546
Incepta                                             5,335,700         1,126
Informa                                               897,300         2,083
J.D. Wetherspoon                                      372,500         1,645
JJB Sports                                          1,327,100         3,610
Kensington Group                                    1,629,069         5,106
Marlborough Stirling                                3,397,900         1,620
Minorplanet Systems *                                 447,052           650
NDS ADR (USD) *ss.                                    167,399         1,264
PHS                                                 2,853,300         3,011
Punch Taverns *                                       596,900         2,258
Taylor Nelson                                       1,620,957         3,548
Total United Kingdom (Cost $78,408)                                  53,901
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.3%
Money Market Funds  4.3%
T. Rowe Price Reserve Investment Fund, 1.85% #     15,291,310        15,291
Total Short-Term Investments (Cost $15,291)                          15,291
-------------------------------------------------------------------------------
Total Investments in Securities
98.1% of Net Assets (Cost $446,324)                             $   352,658

Other Assets Less Liabilities                                         6,856

NET ASSETS                                                      $   359,514

     #  Seven-day yield
     *  Non-income producing
   ss.  All or a portion of this  security  is on loan at October 31, 2002 - See
        Note 2
     + Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
  144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers; total of such securities at period-end amounts to $3,924 and represents 1.1% of net assets.
   ADR  American Depository Receipts
   USD  United States dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------                     October 31, 2002

STATEMENT OF ASSETS AND LIABILITIES                                In thousands

ASSETS
Investments in securities, at value cost $446,324)                 $    352,658
Securities lending collateral                                            39,541
Other assets                                                             20,122
Total assets                                                            412,321

LIABILITIES
Obligation to return securities lending collateral                       39,541
Other liabilities                                                        13,266
Total liabilities                                                        52,807

NET ASSETS                                                         $    359,514
Net Assets Consist of:
Undistributed net realized gain (loss)                             $   (294,677)
Net unrealized gain (loss)                                              (93,509)
Paid-in-capital applicable to 23,428,747 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      747,700

NET ASSETS                                                         $    359,514

NET ASSET VALUE PER SHARE                                          $      15.34

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
------------------------------------------
STATEMENT OF OPERATIONS
-----------------------
In thousands                                                       Year
                                                                  Ended
                                                               10/31/02
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $817)                     $   5,811
  Interest (net of foreign taxes of $72)                            526
  Securities lending                                                326
  Total income                                                    6,663
Expenses
  Investment management                                           4,770
  Shareholder servicing                                           1,172
  Custody and accounting                                            270
  Prospectus and shareholder reports                                 99
  Legal and audit                                                    37
  Proxy and annual meeting                                           33
  Registration                                                       10
  Directors                                                           8
  Miscellaneous                                                       2
  Total expenses                                                  6,401
Net investment income (loss)                                        262
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                   (121,768)
  Foreign currency transactions                                      (1)
  Net realized gain (loss)                                     (121,769)
Change in net unrealized gain (loss)
  Securities                                                     26,136
  Other assets and liabilities
  denominated in foreign currencies                                  15
  Change in net unrealized gain (loss)                           26,151
Net realized and unrealized gain (loss)                         (95,618)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $ (95,356)

--------------------------------------------------------------------------------

T. Rowe Price International Discovery Fund
------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                              In thousands
                                                           Year
                                                          Ended
                                                       10/31/02        10/31/01
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                        $      262     $     1,668
 Net realized gain (loss)                              (121,769)       (176,119)
 Change in net unrealized gain (loss)                    26,151         (88,053)
 Increase (decrease) in net assets from operations      (95,356)       (262,504)
Distributions to shareholders
 Net realized gain                                            -        (147,661)
Capital share transactions *
 Shares sold                                             98,779         158,607
 Distributions reinvested                                     -         142,146
 Shares redeemed                                       (144,324)       (296,198)
 Redemption fees received                                    12             626
 Increase (decrease) in net assets from capital
 share transactions                                     (45,533)          5,181
Net Assets
Increase (decrease) during period                      (140,889)       (404,984)
Beginning of period                                     500,403         905,387
End of period                                        $  359,514     $   500,403

* Share information
   Shares sold                                            5,384           6,475
   Distributions reinvested                                   -           5,348
   Shares redeemed                                       (7,905)        (12,099)
   Increase (decrease) in shares outstanding             (2,521)           (276)

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
------------------------------------------                     October 31, 2002
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors. Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses. Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 2002, approximately 23% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $39,535,000; aggregate collateral consisted of $39,541,000 in the securities lending collateral pool and government securities valued at $1,412,000. Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At October 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $9,876,000 (2.7%). For the year then ended, $29,000 (0.4%) of dividend income, and $10,198,000 (8.4%) of net realized loss reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $395,224,000 and $386,568,000, respectively, for the year ended October 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended October 31, 2002. At October 31, 2002, the tax-basis components of net assets were as follows:

    Unrealized appreciation                              $   29,085,000
    Unrealized depreciation                                (122,864,000)
    Net unrealized appreciation (depreciation)              (93,779,000)
    Capital loss carryforwards                             (294,407,000)
    Paid-in capital                                         747,700,000
    Net assets                                           $  359,514,000

     The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $172,647,000 of capital loss carryforwards that expire in 2009, and $121,760,000 that expire in 2010.

     For the year ended October 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the net operating loss. Results of operations and net assets were not affected by these reclassifications.

    Undistributed net investment income                  $     (262,000)
    Undistributed net realized gain                             (55,000)
    Paid-in capital                                             317,000

     At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $446,593,000.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income. Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2002, the fund has a capital gain tax refund receivable of $476,000, no deferred tax liability, and $5,377,000 of capital loss carryforwards expiring in 2010.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $321,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $907,000 for the year ended October 31, 2002, of which $94,000 was payable at period end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended October 31, 2002, the fund was allocated $12,000 of Spectrum expenses, of which $7,000 related to services provided by Price and $1,000 was payable at period-end. At October 31, 2002, approximately 0.6% of the outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $342,000 and are reflected as interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

T. Rowe Price International Discovery Fund
------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
     To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Discovery Fund In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002

T. Rowe Price International Discovery Fund
------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/02
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund will pass through foreign source income of $279,254 and foreign taxes paid of $279,254.

T. Rowe Price International Discovery Fund
------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors
Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years
Year Elected*                   and Directorships of Other Public Companies
-------------                   -------------------------------------------
Calvin W. Burnett, Ph.D.
(3/16/32)
2001                            President, Coppin State College; Director,
                                Provident Bank of Maryland
Anthony W. Deering
(1/28/45)
1991                            Director, Chairman of the Board, President, and
                                Chief Executive Officer, The Rouse Company, real estate developers
Donald W. Dick, Jr.
(1/27/43)
1988                            Principal, EuroCapital Advisors, LLC, an
                                acquisition and management advisory firm
David K. Fagin
(4/9/38)
2001                            Director, Dayton Mining Corp. (6/98 to present),
                                Golden Star Resources Ltd., and Canyon Resources
                                Corp. (5/00 to present); Chairman and
                                President, Nye Corp.
F. Pierce Linaweaver
(8/22/34)
2001                            President, F.Pierce Linaweaver & Associates,Inc,
                                consulting environmental and civil engineers

Hanne M. Merriman
(11/16/41)
2001 Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
John G. Schreiber
(10/21/46)
2001 Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
Hubert D. Vos
(8/2/33)
2001 Owner/President, Stonington Capital Corp., a private investment company
Paul M. Wythes
(6/23/33)
1996 Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.

     * Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price International Discovery Fund
------------------------------------------
Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------            ---------------------------------------
James S. Riepe
(6/25/43)
2002
[105]                           Director  and Vice  President,  T. Rowe  Price;
                                Vice Chairman of the Board, Director, and Vice
                                President, T. Rowe Price Group, Inc.; Chairman
                                of the Board and Director, T.Rowe Price Global
                                Asset Management Limited, T.Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T.Rowe Price
                                Services, Inc.; Chairman of the Board, Director,
                                President, and Trust Officer, T. Rowe Price
                                Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds
M. David Testa
(4/22/44)
1979
[105]                           Chief Investment Officer, Director, and Vice
                                President, T. Rowe Price; Vice Chairman of the
                                Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Director and Vice President, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International,
                                Inc.; Vice President, International Funds
Martin G. Wade
(2/16/43)
1982
[16]                            Director and Vice President, T. Rowe Price
                                Group, Inc.;Chairman of the Board and Director,
                                T. Rowe Price Global Investment Services
                                Limited and T. Rowe Price International, Inc.;
                                Director, T. Rowe Price Global Asset
                                Management Limited; Vice President,
                                T. Rowe Price

          *    Each inside director serves until the election of a successor.

T. Rowe Price International Discovery Fund
------------------------------------------
OFFICERS
--------
Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
------------------------                -----------------------
Christopher D. Alderson (3/29/62)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.
Mark C.J. Bickford-Smith (4/30/62)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
Joseph A. Carrier (12/30/60)
Treasurer, International Funds          Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
Michael J. Conelius (6/16/64)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.
Ann B. Cranmer (3/23/47)
Assistant Vice President,
International Funds                     Vice President, T. Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited
Frances Dydasco (5/8/66)
Vice President, International Funds     Vice President, T. Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
Mark J.T. Edwards (10/27/57)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
Roger L. Fiery III (2/10/59)
Assistant Vice President,
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

John R. Ford (11/25/57)
President, International Funds          Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price
                                        International, Inc.
Henry H. Hopkins (12/23/42)
Vice President, International Funds     Director and Vice President, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc.,T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan
                                        Services, Inc.
Ian D. Kelson (8/16/56)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)
Patricia B. Lippert (1/12/53)
Secretary, International Funds          Assistant Vice President, T. Rowe Price
                                        and T. Rowe Price Investment
                                        Services, Inc.
Ian J. Macdonald (1/7/62)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price
                                        International,Inc.
David S. Middleton (1/18/56)
Controller, International Funds         Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Trust Company
George A. Murnaghan (5/1/56)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company
Gonzalo Pangaro (11/27/68)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.

D. James Prey III (11/26/59)
Vice President, International Funds     Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.
Robert Revel-Chion (3/9/65)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
Christopher J. Rothery (5/26/63)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
James B.M. Seddon (6/17/64)
Vice President, International Funds     Vice President, T.Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.
Robert W. Smith (4/11/61)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., and  T. Rowe Price
                                        International, Inc.
Benedict R.F. Thomas (8/27/64)
Vice President, International Funds     Vice President, T.Rowe Price Group,Inc.,
                                        and T. Rowe Price International,Inc.
Justin Thomson (1/14/68)
Vice President, International Funds     Vice President, T.Rowe Price Group,Inc.,
                                        and T. Rowe Price International,Inc.;
                                        formerly Portfolio Manager, G.T.
                                        Capital/Invescoto 1998)
David J.L. Warren (4/14/57)
Executive Vice President,
International Funds                     Vice President, T.Rowe Price and T.Rowe
                                        Price Group, Inc.; Director, Chief
                                        Executive Officer, and President, T.Rowe
                                        Price International,Inc.; Director,
                                        T. Rowe Price Global Asset Management
                                        Limited
William F. Wendler II (3/14/62)
Vice President, International Funds     Vice President, T.Rowe Price, T.Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.
Richard T. Whitney (5/7/58)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company
Edward A. Wiese, CFA (4/12/59)
Vice President, International Funds     Vice President, T.Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank

     Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
Domestic
--------
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
----------
Domestic Taxable
----------------
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
-----------------
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS++
-------------------
Taxable
-------
Prime Reserve
Summit Cash Reserves
U.S.  Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit  Municipal  Money Market
Tax-Exempt  Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
Stock
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index International
Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND
----
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+    Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

            Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc. 100 East Pratt
StreetBaltimore, MD 21202                                      F38-050  10/31/02